POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Joseph Jerkovich, and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., and Pax World Money Market Fund, Inc. (the "Funds") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                               /s/ Dr. W. Giles Mellon
                                               ________________________
                                               Dr. W. Giles Mellon

                                POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Joseph Jerkovich, and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., and Pax World Money Market Fund, Inc. (the "Funds") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                         /s/ Robert Straniere
                                         ________________________
                                         Robert Straniere, Esq.

                                POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Joseph Jerkovich, and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., and Pax World Money Market Fund, Inc. (the "Funds") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                    /s/ Yung Wong
                                    __________________________
                                    Dr. Yung Wong

                                POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Joseph Jerkovich, and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., and Pax World Money Market Fund, Inc. (the "Funds") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                    /s/ Edward A. Kuczmarski
                                    _______________________________
                                    Edward A. Kuczmarski

                                POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Joseph Jerkovich, and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, and New Jersey Daily Municipal Income Fund, Inc., (the "Funds") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                   /s/ Albert R. Dowden
                                   _____________________________
                                   Albert R. Dowden

                                POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Joseph Jerkovich, and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, and New Jersey Daily Municipal Income Fund, Inc., (the "Funds") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                  /s/ Carl Frischling
                                  ______________________________
                                  Carl Frischling, Esq.

                                POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Joseph Jerkovich, and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, and New Jersey Daily Municipal Income Fund, Inc., (the "Funds") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                         /s/ William Lerner
                                         ____________________________
                                         William Lerner, Esq.

                                POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Joseph Jerkovich, and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, and New Jersey Daily Municipal Income Fund, Inc., (the "Funds") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                 /s/ James L. Schultz
                                 ____________________________
                                 James L. Schultz